Exhibit 99.1

FOR IMMEDIATE RELEASE

XPERI HOLDING CORPORATION announces THIRD quarter 2021 Results

San Jose, Calif. (November 8, 2021) – Xperi Holding Corporation (Nasdaq: XPER) (the “Company”, “Xperi” or “we”) today announced financial results for the third quarter ended September 30, 2021.

“We finished the third quarter with better-than-expected revenue, cash flow, and earnings, and we remain on track to deliver strong financial results for the year, despite seeing an increased impact from general supply chain constraints,” said Jon Kirchner, chief executive officer of Xperi. “Importantly, we’ve made significant progress driving growth in our IP business, as well as advancing DTS AutoStage and DTS AutoSense deployments, increasing IPTV adoption, and expanding the TiVo Stream platform.”

Third Quarter 2021 Financial Highlights:

•	Revenue of $219.4 million, up 8.2% year-over-year.
•	GAAP loss per share of $(0.43) and non-GAAP earnings per share of $0.53.
•	Cash Flow from Operations of $82.9 million.
•	Adjusted Free Cash Flow[1] of $87.7 million.
•	Repurchased $24.8 million of common stock.

Third Quarter 2021 Business and Recent Operating Highlights:

IP Licensing Business (Revenue: $101.6 million)

•	Continued to demonstrate the long-term stability and significant profitability of the media IP business.
•	Signed a license with Yangtze Memory Technologies Co., Ltd. (YMTC), the first company to ship commercial 3D NAND product that incorporates hybrid bonding.

Product Business (Revenue: $117.7 million)

Consumer Experience business highlights:

•	Revenue of $46.1 million.
•	Announced that The Walt Disney Company, IMAX, and DTS will launch IMAX Enhanced on Disney+ on November 12, 2021, beginning with the Marvel Cinematic Universe.
•

Expanded ad-supported TiVo+ with new content partners including QVC, Hallmark Movies & More, Magnolia Pictures and Kevin Hart’s Laugh Out Loud; expanded Pluto TV offering with 33 new channels; and added AcornTV to the TiVo Stream 4K.

•	Successfully launched new Connected TV advertising product with unique audience targeting based on TiVo’s viewership data.

Pay-TV business highlights:

•	Revenue of $54.2 million.
•	Saw accelerated IPTV deployments and supported Cable One, Service Electric Cablevision, Blue Ridge, and Armstrong in launching IPTV services.

Connected Car business highlights:

•	Revenue of $17.4 million.
•	Delivered HD Radio on 24 new 2021 car models in the U.S. and Mexico.
•	Mercedes launched the Mercedes C-Class with DTS AutoStage in Europe, following the successful launch of the S-Class.
•	BMW launched BMW iX vehicles with DTS AutoSense in Europe.

Capital Allocation

During the quarter, the Company repurchased $24.8 million of common stock.

On September 14, 2021, the Company paid $5.2 million to stockholders of record on August 24, 2021, for a quarterly cash dividend of $0.05 per share of common stock.

On October 29, 2021, the Board of Directors declared a dividend of $0.05 per share, payable on December 20, 2021, to stockholders of record on November 29, 2021.

Full Year 2021 Business Outlook

The Company made adjustments to its full year outlook, narrowing the revenue range, lowering the expense range, and raising the operating cash flow range:

Category	New GAAP Outlook	Prior GAAP Outlook
Revenue	$870M to $890M	$860M to $900M
COGS	$115M to $125M	$115M to $125M
Operating Expense excluding COGS*	$735M to $745M	$760M to $790M
Interest Expense	~ $39M	~ $39M
Other Income	~ $4M	~ $4M
Cash Tax (net of refunds)	~$36M	$35M to $38M
Basic Shares Outstanding	105M	105M
Diluted Shares Outstanding	107M	107M
Operating Cash Flow	$205M to $225M	$180M to $220M

Category	New Non-GAAP Outlook	Prior Non-GAAP Outlook
Revenue	$870M to $890M	$860M to $900M
COGS	$115M to $125M	$115M to $125M
Operating Expense excluding COGS*	$455M to $465M	$475M to $505M
Interest Expense	~ $39M	~ $39M
Other Income	~ $4M	~ $4M
Cash Tax (net of refunds)	~$36M	$35M to $38M
Basic Shares Outstanding	105M	105M
Diluted Shares Outstanding	112M	112M
Operating Cash Flow	$205M to $225M	$180M to $220M
Adjusted Free Cash Flow[1]*	$210M to $230M	$185M to $225M

1 Adjusted Free Cash Flow is defined as Operating Cash Flow, less purchases of property and equipment, plus merger and integration, separation, and severance and retention costs.

*See tables for reconciliation of GAAP to non-GAAP differences.

Conference Call Information

The Company will hold its third quarter 2021 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Monday, November 8, 2021. To access the call in the U.S., please dial 800-367-2403, and for international callers, dial +1 334-777-6978. The conference ID is 5799999. All participants should dial in 15 minutes prior to the start of the conference call and can use the conference ID to access the call. The Company also suggests utilizing the webcast link to access the call at Q3 Earnings Call Webcast.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the Company’s financial results, forecasts, and business outlook, and growth drivers in the Company’s business segments. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the anticipated benefits of the transaction. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenue, cost savings, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business strategies, and expansion and growth of the Company’s businesses; the Company’s ability to implement its business strategy; pricing trends, including the Company’s ability to achieve economies of scale; the ability of the Company to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; failure to remediate the material weaknesses in our internal control over financial reporting; the evolving legal, regulatory and tax regimes under which the Company operates; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, and natural disasters; the extent to which the COVID-19 pandemic continues to have an adverse impact on our business, results of operations, and financial condition will depend on future developments, including measures taken in response to the pandemic, which are highly uncertain and cannot be predicted; the impact of semiconductor supply chain constraints on our customers; and any plans regarding a potential separation of the combined business. These risks, as well as other risks associated with the business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Xperi Holding Corporation

Xperi invents, develops, and delivers technologies that enable extraordinary experiences. Xperi technologies, delivered via its brands (DTS, HD Radio, IMAX Enhanced, Invensas, TiVo), and by its startup, Perceive, make entertainment more entertaining, and smart devices smarter. Xperi technologies are integrated into billions of consumer devices, media platforms, and semiconductors worldwide, driving increased value for partners, customers and consumers.

Xperi, DTS, IMAX Enhanced, Invensas, HD Radio, Perceive, TiVo and their respective logos are trademarks or registered trademarks of affiliated companies of Xperi Holding Corporation in the United States and other countries. All other company, brand and product names may be trademarks or registered trademarks of their respective companies.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company’s earnings release contains non-GAAP financial measures adjusted for either one-time or ongoing non-cash acquired intangibles amortization charges; costs related to actual or planned business combinations including transaction fees, integration costs, severance, facility closures, and retention bonuses; separation costs; all forms of stock-based compensation; loss on debt extinguishment; expensed debt refinancing costs and related tax effects. Management believes that the non-GAAP measures used in this release provide investors with important perspectives into the Company’s ongoing business and financial performance, and provide a better understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as non-GAAP Operating Expenses, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures in the tables attached hereto. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported and forecasted GAAP to non-GAAP financial metrics.

Xperi Investor Contact:

Geri Weinfeld, Vice President of Investor Relations

+1 818-436-1231

geri.weinfeld@xperi.com

Xperi Media Contact:

Lauren Ward

+1 310-227-9801

lauren.ward@xperi.com

– Tables Follow –

SOURCE: XPERI HOLDING CORP

XPER-E

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XPERI HOLDING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Revenue:
Licensing, services and software	$214,558	$195,319	$651,075	$448,802
Hardware	4,821	7,478	12,172	9,291
Total revenue	219,379	202,797	663,247	458,093
Operating expenses:
Cost of licensing, services and software revenue, excluding depreciation and amortization of intangible assets	26,043	21,854	69,875	31,646
Cost of hardware revenue, excluding depreciation and amortization of intangible assets	6,506	12,216	17,689	13,688
Research, development and other related costs	58,766	57,731	168,369	124,565
Selling, general and administrative	62,627	63,785	197,754	168,586
Depreciation expense	6,796	6,753	17,994	11,815
Amortization expense	52,388	50,894	156,825	105,447
Litigation expense	2,327	8,527	7,162	14,501
Total operating expenses	215,453	221,760	635,668	470,248
Operating income (loss)	3,926	(18,963)	27,579	(12,155)
Interest expense	(8,532)	(13,393)	(30,400)	(24,602)
Other income and expense, net	927	2,305	2,916	3,448
Loss on debt extinguishment	—	—	(8,012)	(8,300)
Loss before taxes	(3,679)	(30,051)	(7,917)	(41,609)
Provision for (benefit from) income taxes	42,698	482	35,807	(6,761)
Net loss	$(46,377)	$(30,533)	$(43,724)	$(34,848)
Less: net loss attributable to noncontrolling interest	(1,310)	(781)	(2,826)	(1,819)
Net loss attributable to the Company	$(45,067)	$(29,752)	$(40,898)	$(33,029)
Loss per share attributable to the Company:
Basic	$(0.43)	$(0.28)	$(0.39)	$(0.44)
Diluted	$(0.43)	$(0.28)	$(0.39)	$(0.44)

Weighted average number of shares used in per share calculations-basic	104,849	107,499	104,898	75,441
Weighted average number of shares used in per share calculations-diluted	104,849	107,499	104,898	75,441

XPERI HOLDING CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	September 30,	December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$165,438	$170,188
Available-for-sale debt securities	71,863	86,947
Accounts receivable, net	130,291	115,975
Unbilled contracts receivable, net	103,277	132,431
Other current assets	47,838	40,763
Total current assets	518,707	546,304
Long-term unbilled contracts receivable	4,653	6,761
Property and equipment, net	61,265	63,207
Operating lease right-of-use assets	70,858	80,226
Intangible assets, net	864,485	1,004,379
Goodwill	851,088	847,029
Other long-term assets	153,486	153,270
Total assets	$2,524,542	$2,701,176
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$16,081	$13,045
Accrued legal fees	3,582	5,783
Accrued liabilities	108,934	129,035
Current portion of long-term debt, net	36,037	43,689
Deferred revenue	43,989	33,119
Total current liabilities	208,623	224,671
Deferred revenue, less current portion	28,601	39,775
Long-term deferred tax liabilities	19,181	24,754
Long-term debt, net	738,438	795,661
Noncurrent operating lease liabilities	57,124	66,243
Other long-term liabilities	101,421	98,953
Total liabilities	1,153,388	1,250,057
Commitments and contingencies
Company stockholders’ equity:
Preferred stock	—	—
Common stock	113	110
Additional paid-in capital	1,324,763	1,268,471
Treasury stock at cost	(152,453)	(77,218)
Accumulated other comprehensive income (loss)	(297)	1,264
Retained earnings	207,600	264,250
Total Company stockholders’ equity	1,379,726	1,456,877
Noncontrolling interest	(8,572)	(5,758)
Total equity	1,371,154	1,451,119
Total liabilities and equity	$2,524,542	$2,701,176

XPERI HOLDING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Nine Months Ended
	September 30, 2021	September 30, 2020
Cash flows from operating activities:
Net loss	$(43,724)	$(34,848)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation of property and equipment	17,994	11,815
Amortization of intangible assets	156,825	105,447
Stock-based compensation expense	42,468	26,614
Deferred income taxes	(7,092)	(28,158)
Loss on debt extinguishment	8,012	8,300
Patent assets received in lieu of cash	(8,787)	—
Other	8,474	8,635
Changes in operating assets and liabilities:
Accounts receivable	(14,327)	14,982
Unbilled contracts receivable	30,708	37,874
Other assets	(3,956)	(21,793)
Accounts payable	3,036	921
Accrued and other liabilities	(23,414)	(6,471)
Deferred revenue	(304)	6,115
Net cash from operating activities	165,913	129,433
Cash flows from investing activities:
Purchases of property and equipment	(8,298)	(2,975)
Proceeds from sale of property and equipment	19	—
Net cash received (paid) for mergers and acquisitions	(17,400)	117,424
Purchases of intangible assets	(119)	(692)
Purchases of short-term investments	(65,446)	(68,093)
Proceeds from sales of investments	46,248	7,189
Proceeds from maturities of investments	33,436	19,683
Net cash from investing activities	(11,560)	72,536
Cash flows from financing activities:
Dividends paid	(15,752)	(25,579)
Repayment of debt	(73,923)	(357,125)
Debt refinancing costs	(6,843)	—
Proceeds from debt, net of debt discount and issuance costs	—	1,010,286
Repayment of assumed debt from merger transaction	—	(734,609)
Proceeds from employee stock purchase program and exercise of stock options	13,839	4,765
Repurchases of common stock	(75,235)	(59,291)
Net cash from financing activities	(157,914)	(161,553)
Effect of exchange rate changes on cash and cash equivalents	(1,189)	758
Net increase (decrease) in cash and cash equivalents	(4,750)	41,174
Cash and cash equivalents at beginning of period	170,188	74,551
Cash and cash equivalents at end of period	$165,438	$115,725
Supplemental disclosure of cash flow information:
Interest paid	$25,030	$20,372
Income taxes paid, net of refunds	$22,151	$30,647
Stock issued in merger transaction	$—	$828,334

XPERI HOLDING CORPORATION

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net income attributable to the Company:
Three Months Ended
September 30, 2021

GAAP net loss attributable to the Company	$(45,067)

Adjustments to GAAP net loss attributable to the Company:
Stock-based compensation expense:
Cost of revenue	525
Research, development and other	5,110
Selling, general and administrative	8,779
Amortization expense	52,388
Merger and integration-related costs:
Transaction and other related costs recorded in selling, general and administrative	130
Severance and retention recorded in cost of licensing, services and software revenue, excluding depreciation and amortization of intangible assets	100
Severance and retention recorded in research, development and other	129
Severance and retention recorded in selling, general and administrative	115
Separation costs recorded in selling, general and administrative	2,241
Tax provision recorded in excess of cash taxes paid	35,456
Non-GAAP net income attributable to the Company	$59,906

Diluted earnings per share attributable to the Company:
Three Months Ended
September 30, 2021

GAAP diluted loss per share attributable to the Company	$(0.43)

Adjustments to GAAP diluted earnings per share attributable to the Company:
Stock-based compensation expense	0.13
Amortization expense	0.46
Merger and integration-related costs	0.01
Separation costs	0.02
Difference in shares used in the calculation	0.03
Tax provision recorded in excess of cash taxes paid	0.31
Non-GAAP diluted earnings per share attributable to the Company	$0.53

Weighted average number of shares used in per share
calculations excluding the effects of stock-based compensation - diluted	113,107

XPERI HOLDING CORPORATION

RECONCILIATION FROM OPERATING CASH FLOW TO ADJUSTED FREE CASH FLOW

(in thousands)

(unaudited)

Three Months Ended
September 30, 2021

Cash flow from operations	$82,934

Adjustments to cash flow from operations:
Purchases of property & equipment	(3,440)
Merger and integration costs	130
Separation-related costs	2,241
Severance costs	55
Retention payments	5,823
Adjusted free cash flow	$87,743

XPERI HOLDING CORPORATION

RECONCILIATION FOR GUIDANCE ON

GAAP TO NON-GAAP OPERATING EXPENSE EXCLUDING COGS

(in millions)

(unaudited)

	Twelve Months Ended
	December 31, 2021
	Low	High

GAAP operating expense excluding COGS	$735.0	$745.0
Stock-based compensation -- R&D	(22.0)	(22.0)
Stock-based compensation -- SG&A	(36.0)	(36.0)
Merger, integration and separation-related expense -- R&D	(3.0)	(3.0)
Merger, integration and separation-related expense -- SG&A	(14.0)	(14.0)
Amortization expense	(205.0)	(205.0)
Total of non-GAAP adjustments	(280.0)	(280.0)
Non-GAAP operating expense excluding COGS	$455.0	$465.0

XPERI HOLDING CORPORATION

RECONCILIATION FOR GUIDANCE ON

OPERATING CASH FLOW TO ADJUSTED FREE CASH FLOW

(in millions)

(unaudited)

	Twelve Months Ended
	December 31, 2021
	Low	High

Cash flow from operations	$205.0	$225.0

Adjustments to cash flow from operations:
Purchases of property & equipment	(15.0)	(15.0)
Merger, integration and separation costs (1)	20.0	20.0
Adjusted free cash flow	$210.0	$230.0

(1) Includes severance costs and retention payments.